    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 1, 1998.
                                                           REGISTRATION NO. 333-
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM S-8
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                              --------------------
                              SHAW INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

           GEORGIA                                               58-1032521
(State or other jurisdiction of                               (I.R.S. Employer
incorporation or organization)                               Identification No.)
                                P.O. Drawer 2128
                             616 East Walnut Avenue
                              Dalton, Georgia 30722
                    (Address of principal executive offices)

               SHAW INDUSTRIES, INC. OUTSIDE DIRECTORS STOCK PLAN
                            (Full title of the Plan)

                            BENNIE M. LAUGHTER, Esq.
                  Vice President, Secretary and General Counsel
                              Shaw Industries, Inc.
                             616 East Walnut Avenue
                              Dalton, Georgia 30722
                     (Name and address of agent for service)

                                 (706) 278-3812
                     (Telephone number, including Area Code,
                              of Agent for Service)
                              --------------------
                          Copies of Communications to:
                            GABRIEL DUMITRESCU, Esq.
                     Powell, Goldstein, Frazer & Murphy LLP
                                 Sixteenth Floor
                           191 Peachtree Street, N.E.
                             Atlanta, Georgia 30303
                                 (404) 572-6600
                              --------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------------
 TITLE OF EACH CLASS OF SECURITIES               AMOUNT         PROPOSED MAXIMUM      PROPOSED MAXIMUM          AMOUNT OF
                TO BE                             TO BE        OFFERING PRICE PER    AGGREGATE OFFERING       REGISTRATION
             REGISTERED                        REGISTERED           SHARE(1)              PRICE(1)               FEE(1)
--------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value...............     55,000 shares         $18.84              $1,036,200              $305.68
--------------------------------------------------------------------------------------------------------------------------
Rights to purchase shares of Series A
  Participating Preferred Stock(2).......     55,000 rights
--------------------------------------------------------------------------------------------------------------------------

   (1) Pursuant to Rule 457(c), the proposed offering price and registration fee are based upon the average of the high and low prices of the Common Stock on August 25, 1998 as reported by the New York Stock Exchange.
   (2) The Rights, which are attached to the shares of Common Stock being registered, will be issued for no additional consideration; no additional registration fee is required.

                                     PART I

         INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS


         The documents containing the information specified in Part I of the Instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II


ITEM 3. INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.

         The following documents previously filed by the Company with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are incorporated herein by reference:

         (1) Annual Report on Form 10-K for the year ended January 3, 1998 (Commission File No. 1-6853);

         (2) Quarterly Report on Form 10-Q for the quarter ended April 4, 1998 (Commission File No. 1-6853);

         (3) Quarterly Report on Form 10-Q for the quarter ended July 4, 1998 (Commission File No. 1-6853);

         (4) Current Report on Form 8-K, as filed with the Commission on February 2, 1998 (Commission File No. 1-6853);

         (5) Current Report on Form 8-K, as filed with the Commission on April 20, 1998 (Commission File No. 1-6853);

         (6) Current Report on Form 8-K, as filed with the Commission on June 26, 1998 (Commission File No. 1-6853);

         (7) Current Report on Form 8-K, as filed with the Commission on August 24, 1998 (Commission File No. 1-6853);

         (8) Current Report on Form 8-K, as filed with the Commission on August 28, 1998 (Commission File No. 1-6853); and

         (9) The description of the Company's Common Stock (including the Rights to purchase Series A Participating Preferred Stock) contained in the Company's Registration Statements filed pursuant to Section 12 of the Exchange Act on Form 8-A, as amended (Commission File No. 1-6853).

         All documents filed by the Company pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the date upon which this offering is terminated shall be deemed to be incorporated by reference herein and to be part hereof from the date any such document is filed.


ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, has rendered an opinion regarding the legality of the shares of Common Stock registered hereby. Robert R. Harlin, a partner of that firm, is also a member of the Registrant's Board of Directors.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 14-2-850 et seq. of the Georgia Business Corporation Code and
Article VIII of the Amended and Restated Articles of Incorporation of the Registrant set forth the extent to which the Registrant's directors and officers may be indemnified by the Registrant against liability that they may incur while serving in such capacity. These provisions generally provide that the directors and officers of the Registrant will be indemnified by the Registrant against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director or officer of the Registrant or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Registrant if such director or officer acted in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Under these provisions, the Registrant may provide advances for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay such advances unless it is ultimately determined that he is entitled to indemnification by the Registrant.

         The Registrant maintains an insurance policy insuring the Registrant and its directors and officers against certain liabilities, including liabilities under the Securities Act of 1933.

         The Plan provides that to the extent permissible by law, no fiduciary under the Plan shall be liable for any loss resulting from a participant's exercise of, or failure to exercise, an investment election. The Company must indemnify the Plan Administrator and the Investment Committee against losses and expenses arising out of the performance of their duties, except for those resulting from their willful neglect or willful misconduct.

ITEM 8. EXHIBITS.

         The following exhibits are filed herewith or incorporated by reference herein:


Exhibit
Number                                   Description
------                                   -----------
3(a)          Amended and Restated Articles of Incorporation. [Incorporated
              herein by reference to Exhibit 3(a) to Registrant's Registration
              Statement on Form S-3 filed with the Commission on December 28,
              1993 (File No. 33-51719).]

3(b) By-laws. [Incorporated herein by reference to Exhibit 3(b) to Registrant's Registration Statement on Form S-3 filed with the
              Commission on December 28, 1993 (File No. 33-51719).]

4(a) Specimen form of Common Stock Certificate. [Incorporated herein by reference to Exhibit 2 to Registrant's Registration Statement on
              Form 8-A filed with the Commission on May 12, 1989 (File No.
              1-6853).]

4(b)          Amended and Restated Articles of Incorporation, filed as Exhibit
              3(a), and By-laws of Registrant, filed as Exhibit 3(b), are incorporated herein by reference.

4(c)          Rights Agreement dated as of April 10, 1989 between Registrant and
              NationsBank N.A., as successor to Citizens and Southern Trust
              Company (Georgia), N.A., as Rights Agent. [Incorporated herein by reference to Exhibit 1 to Registrant's Current Report on Form 8-K filed with the Commission on May 5, 1989 (File No. 1-6853).]

5             Opinion of Powell, Goldstein, Frazer & Murphy LLP.

23(a)         Consent of Powell, Goldstein, Frazer & Murphy LLP (included in
              Exhibit 5).

23(b)         Consent of Arthur Andersen LLP.

24            Power of Attorney (see signature page to this Registration
              Statement).

99            Form of Shaw Industries, Inc. Outside Directors Stock Plan.



ITEM 9. UNDERTAKINGS.

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                  (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                  (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                  (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

                           Provided, however, that paragraphs (1)(i) and (1)(ii)
do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction to the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dalton, State of Georgia, on July 30, 1998.

                                             SHAW INDUSTRIES, INC.



                                             By:/s/ Bennie M. Laughter
                                                --------------------------------
                                               Bennie M. Laughter
                                               Vice President, Secretary
                                               and General Counsel




                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints WILLIAM C. LUSK, JR. and BENNIE M. LAUGHTER, and each of them as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


SIGNATURE                           TITLE                                    DATE
---------                           -----                                    ----

/s/ Robert E. Shaw                  Chairman of the Board, Chief             July 30, 1998
------------------------------      Executive Officer and Director
         Robert E. Shaw             (Principal Executive Officer)


/s/ J.C. Shaw                       Chairman Emeritus and Director           July 30, 1998
------------------------------
         J.C. Shaw


/s/ W. Norris Little                President and Chief Operating            July 30, 1998
------------------------------      Officer and Director
         W. Norris Little


/s/ William C. Lusk, Jr.            Director                                 July 30, 1998
------------------------------
         William C. Lusk, Jr.


/s/ Kenneth G. Jackson              Vice President and Chief                 July 30, 1998
------------------------------      Financial Officer (Principal
         Kenneth G. Jackson         Financial and Accounting
                                    Officer)


/s/ Thomas G. Cousins               Director                                 July 30, 1998
------------------------------
         Thomas G. Cousins


/s/ S. Tucker Grigg                 Director                                 July 30, 1998
------------------------------
         S. Tucker Grigg


/s/ Robert R. Harlin                Director                                 July 30, 1998
------------------------------
         Robert R. Harlin


/s/ J. Hicks Lanier                 Director                                 July 30, 1998
------------------------------
         J. Hicks Lanier

SIGNATURE                           TITLE                                    DATE
---------                           -----                                    ----

S/ Robert J. Lunn                   Director                                 July 30, 1998
------------------------------
         Robert J. Lunn


/s/ R. Julian McCamy                Director                                 July 30, 1998
------------------------------
         R. Julian McCamy

                                  EXHIBIT INDEX



Exhibit
Number                                    Description
------                                    -----------
3(a)          Amended and Restated Articles of Incorporation. [Incorporated
              herein by reference to Exhibit 3(a) to Registrant's Registration
              Statement on Form S-3 filed with the Commission on December 28,
              1993 (File No. 33-51719).]

3(b) By-laws. [Incorporated herein by reference to Exhibit 3(b) to Registrant's Registration Statement on Form S-3 filed with the
              Commission on December 28, 1993 (File No. 33-51719).]

4(a) Specimen form of Common Stock Certificate. [Incorporated herein by reference to Exhibit 2 to Registrant's Registration Statement on
              Form 8-A filed with the Commission on May 12, 1989 (File No.
              1-6853).]

4(b)          Amended and Restated Articles of Incorporation, filed as Exhibit
              3(a), and By-laws of Registrant, filed as Exhibit 3(b), are incorporated herein by reference.

4(c)          Rights Agreement dated as of April 10, 1989 between Registrant and
              NationsBank N.A., as successor to Citizens and Southern Trust
              Company (Georgia), N.A., as Rights Agent. [Incorporated herein by reference to Exhibit 1 to Registrant's Current Report on Form 8-K filed with the Commission on May 5, 1989 (File No. 1-6853).]

5             Opinion of Powell, Goldstein, Frazer & Murphy LLP.

23(a)         Consent of Powell, Goldstein, Frazer & Murphy LLP (included in
              Exhibit 5).

23(b)         Consent of Arthur Andersen LLP.

24            Power of Attorney (see signature page to this Registration
              Statement).

99            Form of Shaw Industries, Inc. Outside Directors Stock Plan.